LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs and Original Issue Premiums) (Detail) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Debt Disclosure [Abstract]
2025	$ 221,622
2026	0
2027	350,000
2028	500,000
2029	1,100,129
Over 2029	0
Total long-term debt	$ 2,171,751	$ 2,347,128